MIRAMAR LABS, INC.
NOTE PURCHASE AGREEMENT
This Note Purchase Agreement, dated as of January 27, 2017, (this “Agreement”) is entered into by and among Miramar Labs, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule I attached hereto (each an “Investor” and collectively, the “Investors”).
RECITALS
A.On the terms and subject to the conditions set forth herein, the Investors are willing to purchase from the Company, and the Company is willing to sell to the Investors, subordinated secured convertible promissory notes in the form attached hereto as Exhibit A (each a “Note” and collectively, the “Notes”) in an aggregate amount of up to $3,000,000.
B.The Investors have committed to purchase a Note carrying an aggregate principal balance equal to the amount set forth opposite the respective Investor’s name on Schedule I hereto, subject to the terms set forth below.
C.Concurrently herewith, the Company and the Investors shall enter into a Security Agreement for the benefit of Investors in the form of Exhibit B hereto (the “Security Agreement”) and a Subordination Agreement in the form of Exhibit C hereto (the “Subordination Agreement”) in connection with the issuance of the Notes and establish the priority of security with the Company’s other lenders.
D.This Agreement, the Security Agreement, the Subordination Agreement and the Notes shall be collectively referred to below as the “Transaction Documents.”
E.Capitalized terms not otherwise defined herein shall have the meaning set forth in the Notes.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:
1.The Notes.
(a)    The Notes. Subject to all of the terms and conditions hereof, the Company shall issue and sell to each of the Investors, and each of the Investors agrees to purchase at the Closing (as defined below), Notes in the principal amount set forth opposite the respective Investor’s name on Schedule I hereto. The aggregate principal amount of all Notes issued in the Closings (as defined below) shall not exceed $3,000,000 (the “Maximum Amount”). Based upon the current holdings of significant investors in the Company, the Company has allocated the Maximum Amount to such significant investors as set forth on Schedule II hereto (the “Pro Rata Amount”).
(b)    Note Closing. The sale and purchase of the Notes shall take place at a closing to be held on January 27, 2017 or as soon thereafter as is practicable (the “Initial Closing Date”) at Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, CA 94304-1050 or such other place and time as the Company and the Investors may determine, subject to the terms and conditions of this Agreement (the “Initial Closing”). The Company may conduct one or more additional closings within thirty (30) calendar days of the Initial Closing

(each, an “Additional Closing”) to be held at such place and time as the Company and the Investors participating in such Additional Closing may determine (each, an “Additional Closing Date”). The Initial Closing and any Additional Closing shall each be referred to as a “Closing” and the Initial Closing Date and any Additional Closing Date shall each be referred to as a “Closing Date.” At each Closing, the Company will deliver to each of the Investors participating in such Closing a Note to be purchased by such Investor, against receipt by the Company of the corresponding purchase price. Each of the Notes will be registered in the name of the Investors in the Company’s records.
(c)    Investors’ Commitment to Fund the Closings; Binding Obligation. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the applicable Closing, a Note carrying the aggregate principal amount set forth opposite the Investor’s name on Schedule I. Any failure of an Investor to purchase its Note at the Closing shall constitute a material breach of this Agreement and the Company shall be able to take any and all reasonable measures to enforce the provisions of this Agreement.
(d)    Unsubscribed Amount. In the event that any party listed on Schedule II does not purchase the full amount set forth opposite its name (such amount, the “Unsubscribed Amount”) prior to the date fourteen days following the Initial Closing Date (the “Outside Closing Date”), the Investors which have committed their Pro Rata Amount shall have the right to invest at an Additional Closing, on a pro rata basis (the “Unsubscribed Pro Rata”), in an aggregate amount equal to the Unsubscribed Amount. Any amounts invested on an Unsubscribed Pro Rata basis shall be evidenced by separate notes, in the form attached hereto as Exhibit D (the “Unsubscribed Notes”). The Unsubscribed Notes shall be treated as “Notes” for all other purposes of this Agreement.
(e)    Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be used for general corporate purposes.
(f)    Payments. The Company will make all cash payments due under the Notes in immediately available funds by 10:00 a.m. on the date such payment is due in the manner and at the address for such purpose specified below the respective Investor’s name on Schedule I hereto, or at such other address as the Investor or other registered holder of a Note may from time to time direct in writing.
2.    Representations and Warranties of the Company. Except as set forth on the Disclosure Schedule attached hereto as Exhibit E, the Company represents and warrants to the Investors participating in a Closing that upon the Initial Closing Date:
(a)    Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in the State of California and in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect.
(b)    Authority. The execution, delivery and performance by the Company of the Transaction Documents to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company, the Company’s directors, and the Company’s stockholders.
(c)    Enforceability. Each of the Transaction Documents executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.
(d)    Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s Amended and Restated Certificate of Incorporation or Bylaws (“Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.
(e)    Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the stockholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby.
(f)    No Violation or Default. The Company is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect.
(g)    Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or arbitrator or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate. The Company has not received any correspondence from any third party with respect to the foregoing.
(h)    Intellectual Property. To its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted without any conflict with, or infringement of the rights of, others.
(i)    Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of blank check preferred stock. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable. Except (i) for options to purchase Common Stock or other equity awards issued to employees and members of the Board of Directors pursuant to the equity compensation plans or arrangements disclosed in the SEC Reports (as defined below), (ii) shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the

Company disclosed in the SEC Reports, and (iii) as contemplated by this Agreement, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of, or other equity interests in, the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.
(j)    SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since June 7, 2016 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(k)    Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
3.    Representations and Warranties of Investors. Each Investor participating as of a Closing severally (and not jointly) represents and warrants to the Company that upon such Closing Date:
(a)    Binding Obligation. The Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each of this Agreement and the Note issued to the Investor is a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.
(b)    Securities Law Compliance. The Investor has been advised that the Notes and the underlying securities have not been registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is aware that the Company is under no obligation to effect any such registration with respect to the Notes, or the underlying securities or to file for or comply with any exemption from registration. The Investor has not been formed solely for the purpose of making this investment and is purchasing the Notes to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.
(c)    Access to Information. The Investor acknowledges that the Company has given the Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by the Investor, and has furnished the Investor with all documents and other information required for the Investor to make an informed decision with respect to the purchase of the Note.
4.    Conditions to Closing of the Investors. Each Investor’s obligations at a Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Investors participating in such Closing:
(a)    Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Initial Closing Date.
(b)    Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.
(c)    Legal Requirements. At the Closing, the sale and issuance by the Company and the purchase by the Investors, of the Notes shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.
(d)    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors.
(e)    Transaction Documents. The Company shall have duly executed and delivered to the Investors the following documents:
(i)    This Agreement;
(ii)    The Security Agreement;
(iii)    The Subordination Agreement; and
(iv)    Each Note issued hereunder.
(f)    Required Consents. The Company shall have received all required approvals and consents, including any consent required under the Loan and Security Agreement, dated August 7, 2015, by and among Oxford Finance LLC, Silicon Valley Bank, the Lenders listed on Schedule 1.1 thereto and the Company.
(g)    Executive Chairman. Patrick Williams shall have executed an offer letter to become the Executive Chairman of the Company and assume the primary responsibility for pursuit of a successful Change in Control Transaction (as defined in the Notes).

(h)    Approved Budget. The Board of Directors shall have approved an operating budget for the Company through June 30, 2017.
(i)    No Material Adverse Effect. No Company material adverse effect shall have occurred prior to the Closing Date.
5.    Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at each Closing is subject to the fulfillment, on or prior to each Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:
(a)    Representations and Warranties. The representations and warranties made by each Investor in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.
(b)    Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Notes shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.
(c)    Purchase Price. Each Investor shall have delivered to the Company the purchase price in respect of the Note being purchased by such Investor.
(d)    Transaction Documents. Each Investor (and in the case of the Subordination Agreement, Oxford Finance LLC/Silicon Valley Bank) shall have duly executed and delivered to the Company the following documents:
(i)    This Agreement;
(ii)    The Security Agreement; and
(iii)    The Subordination Agreement; and
(iv)    Each Note issued hereunder.
6.    Miscellaneous.
(a)    Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Investors holding more than 50% of the aggregate outstanding principal amount of the Notes, including the consent of each of Domain Partners VII, L.P., Morgenthaler Partners VIII, L.P., RMI Investments S.a.r.l. and Aisling Capital III, L.P., provided in each case that such Investor has purchased a Note for its full Pro Rata Amount) (the “Requisite Majority”); provided, however, that any amendment, waiver or consent which may have a material adverse effect on an Investor in a manner different from the effect of such amendment, waiver or consent on one or more other Investors shall require the prior written consent of the affected Investor. Any amendment or waiver effected in accordance with this Section 6(a) shall be binding upon all of the parties hereto. Notwithstanding the foregoing, this Agreement may be amended to add a party as an Investor hereunder in connection with any Additional Closings without the consent of any other Investor, by delivery to the Company of a counterparty signature page to this Agreement, together with a supplement to Schedule I hereto. Such amendment shall take effect at the Additional Closing and such party shall thereafter be deemed an “Investor” for all purposes hereunder and Schedule I hereto shall be updated to reflect the addition of such Investor.

(b)    Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.
(c)    Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.
(d)    Successors and Assigns. Subject to the restrictions on transfer described in Section 6(e) and Section 6(f) below, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
(e)    Registration, Transfer and Replacement of the Notes. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of the Notes for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of the Note for all purposes whatsoever, whether or not the Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in the Notes, the holder of such Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s chief executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal amount requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.
(f)    Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Requisite Majority.
(g)    Subsequent Bridge Loans. In the event that the Company has signed a term sheet or exclusivity agreement relating to a Change in Control Transaction (as defined in the Notes) and requires additional bridge financing(s) prior to the closing of such transaction, the Investors who have invested their full Pro Rata Amount shall have the pro rata right to invest in such bridge financing(s) (each a “Subsequent Financing”), provided that (i) the terms of the Subsequent Financing are no more favorable to the Investors than the terms of this Agreement and the Notes and (ii) the amount of the Subsequent Financing is no more than reasonably required to close the Change in Control Transaction (as determined by a disinterested majority of the Company’s Board of Directors).
(h)    Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(i)    Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party as follows: (i) if to an Investor, at the Investor’s address or facsimile number set forth in the Schedule of Investors attached as Schedule I, or at such other address as the Investor shall have furnished the Company in writing, or (ii) if to the Company, mailed to 2790 Walsh Avenue, Santa Clara, CA 95051, or at such other address or facsimile number as the Company shall have furnished to the Investor in writing, with a copy (which shall not constitute notice) to Philip H. Oettinger, Wilson Sonsini Goodrich & Rosati: 650 Page Mill Road, Palo Alto, CA 94304 or faxed to (650) 493-6811. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.
(j)    Payment of Fees and Expenses. Each party to this Agreement shall be responsible for the expenses it incurs hereunder; provided, however, that if the Closing occurs, the Company shall reimburse the Investors for their reasonable out-of-pocket expenses and attorneys’ fees subject to an aggregate cap of $20,000 (the “Reimbursement Amount”); provided further that in the event of the closing of a potential Change in Control Transaction (as defined in the Notes), the Company will reimburse the Investors for their reasonable legal fees and expenses in connection with such Change in Control Transaction, which the Investors shall endeavor to keep within the Reimbursement Amount.
(k)    Severability of this Agreement. The Company’s agreement with each of the Investors is a separate agreement and the sale of the Notes to each of the Investors is a separate sale. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
(l)    Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.
[Signature pages to follow]

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

MIRAMAR LABS, INC.
a Delaware corporation

MIRAMAR LABS, INC.

By:	/s/ Robert Michael Kleine
Name:	Robert Michael Kleine
Title:	President & Chief Executive Officer

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR:

AISLING CAPITAL III, LP

By:	/s/ Lloyd Appel
Name:	Lloyd Appel
Title:	Chief Financial Officer

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTORS:

CROSS CREEK CAPITAL, L.P.

By:	Cross Creek Capital GP, L.P.
Its:	Sole General Partner

By:	Cross Creek Capital, LLC
Its:	Sole General Partner

By:
Name:
Title:

INVESTORS:

CROSS CREEK CAPITAL EMPLOYEES’ FUND, L.P.

By:	Cross Creek Capital GP, L.P.
Its:	Sole General Partner

By:	Cross Creek Capital, LLC
Its:	Sole General Partner

By:
Name:
Title:

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTORS:

DOMAIN PARTNERS VII, L.P.

By:	One Palmer Square Associates VII, L.L.C.
Its:	General Partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTORS:

MORGENTHALER PARTNERS VIII, L.P.

By:	Morgenthaler Management Partners VIII, LLC
Its:	Managing Partner

By:	/s/ Henry A. Plain, Jr.
Name:	Henry A. Plain, Jr.
Title:	Member

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTORS:

RMI INVESTMENTS S.A.R.L.

By:
Name:
Title:

SCHEDULE I

Closing Date: January 27, 2017

Name and Address	Principal Amount
DOMAIN PARTNERS VII, L.P. c/o Domain Associates, L.L.C. One Palmer Square Princeton, NJ 08542 Attn: Lisa Kraeutler Facsimile Number: (609) 683-9789	$1,016,691.42
MORGENTHALER PARTNERS VIII, L.P. 2710 Sand Hill Road Menlo Park, CA 94025 Attn: Henry A. Plain, Jr. Facsimile Number: (650) 388-7619 E-Mail: hplain@morgenthaler.com	$729,291.72
AISLING CAPITAL III, LP 888 Seventh Avenue, 30th Floor New York, NY 10106 Fax: 212 651 6379 With a required copy to: McDermott Will & Emery LLP 340 Madison Avenue New York, NY 10173-1922 Attn: Todd Finger Fax: 212 547 5444	$718,751.76

Subsequent Closing Date: __________, 2017
CROSS CREEK CAPITAL, L.P. Cross Creek Capital, L.P. 150 Social Hall Avenue, 4th Floor Salt Lake City, UT 84111 E-Mail: VentureOps@wasatchadvisors.com	$
CROSS CREEK CAPITAL EMPLOYEES’ FUND, L.P. Cross Creek Capital, L.P. 150 Social Hall Avenue, 4th Floor Salt Lake City, UT 84111 E-Mail: VentureOps@wasatchadvisors.com	$
RMI INVESTMENTS S.A.R.L 7 Rue Robert Stumper L-2557 Luxembourg Attn: Christophe Gaul	$

Total:

SCHEDULE II

Investor	Amount
Morgenthaler Partners VIII, L.P.	729,291.72
Domain Partners VII, L.P.	1,016,691.42
Aisling Capital III, LP	718,751.76
Cross Creek Capital, LP	87,257.85
Cross Creek Capital Employees' Fund, LP	8,574.27
RMI Investments	439,432.98

EXHIBIT A
Form of Note

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
MIRAMAR LABS, INC.
SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE

$[___________]    January [__], 2017
Santa Clara, California
FOR VALUE RECEIVED, Miramar Labs, Inc., a Delaware corporation (the “Company”) promises to pay to [___________] (“Investor”), or its registered assigns, in lawful money of the United States of America the principal sum of [___________] ($[___________]), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Subordinated Secured Convertible Promissory Note (“Note”) on the unpaid principal balance (the “Principal Balance”), at a rate equal to 10.0% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. If not otherwise converted into shares of the Company’s capital stock pursuant to Section 6, all unpaid principal, together with any then unpaid and accrued interest (the “Outstanding Balance”) and other amounts payable hereunder, shall be due and payable on the earlier of: (i) January [__], 2018 (the “Maturity Date”), (ii) upon a Liquidation Event (as defined below), other than as contemplated in Section 6 below with respect to a Change in Control Event (as defined below) or (iii) when, upon or after the occurrence of an Event of Default (as defined below) pursuant to Section 4 below and with the consent of the Requisite Majority pursuant to Section 5 below. This Note is issued pursuant to the Note Purchase Agreement, dated as of January [__], 2017 (the “Note Purchase Agreement”) among the Company and the Investors (as defined in the Note Purchase Agreement). Capitalized terms not defined herein shall have the meaning contained in the Note Purchase Agreement.
THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE “SECURITY AGREEMENT”) DATED AS OF THE DATE HEREOF AND EXECUTED BY THE COMPANY FOR THE BENEFIT OF INVESTOR. ADDITIONAL RIGHTS OF INVESTOR ARE SET FORTH IN THE SECURITY AGREEMENT.
The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:
7.    Definitions. As used in this Note, the following capitalized terms have the following meanings:
(a)    “Change in Control Transaction” means either (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control Transaction hereunder), or (ii) a sale of all or substantially all of the assets of the Company.

(b)    “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.
(c)    “Event of Default” has the meaning given in Section 4 hereof.
(d)    “Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.
(e)    “Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.
(f)    “Liquidation Event” shall have the meaning contained in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time.
(g)    “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the Note Purchase Agreement, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding. Notwithstanding the foregoing, the term “Obligations” shall not include any obligations of the Company.
(h)    “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.
(i)    “Requisite Majority” shall mean Investors holding more than 50% of the aggregate outstanding principal amount of the Notes, and include the consent of each of Domain Partners VII, L.P., Morgenthaler Partners VIII, L.P., RMI Investments S.a.r.l. and Aisling Capital III, L.P. (provided in each case that such Investor has purchased a Note for its full Pro Rata Amount, as defined in the Purchase Agreement).
(j)     “Security Agreement” has the meaning given in the introductory paragraphs to this Note.
(k)    “Securities Act” shall mean the Securities Act of 1933, as amended.
(l)    “Transaction Documents” shall mean this Note, the Note Purchase Agreement, the Security Agreement and the Subordination Agreement.
8.    Interest. Accrued interest on this Note shall be payable at maturity.
9.    Prepayment. This Note may not be prepaid, without the prior written consent of the Requisite Majority. In the event the Requisite Majority consent to prepayment of this Note, such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.
10.    Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:
(a)    Failure to Pay or Convert. The Company shall fail to (i) pay when due any principal or interest payment on the due date hereunder, (ii) pay any other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five (5) days of the Company’s receipt of Investor’s written notice to the Company of such failure to pay, or (iii) issue any securities issuable upon conversion of this Note as and when required hereby; or
(b)    Default. The Company shall default under or fail to perform with respect to any agreements with third parties to the extent such defaults or failures to perform result in the right of such third party to accelerate the maturity of any indebtedness in an amount in excess of $250,000 in the aggregate; or
(c)    Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or
(d)    Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 150 days of commencement; or
(e)    SEC Filings. The Company has failed to comply with the reporting requirements of the Securities and Exchange Act of 1934 in a manner which causes a material adverse effect on the Company.
11.    Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default, Investor may, with the consent of the Requisite Majority, by written notice to the Company declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Investor may, with the consent of the Requisite Majority, exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.
12.    Conversion.
(a)    Automatic Conversion in a Qualified Equity Financing. In the event the Company consummates, prior to the Maturity Date and prior to a Change in Control Transaction (as defined below), an equity financing pursuant to which it sells shares of capital stock (the “Qualified Financing Shares”) with an aggregate sales price of not less than $10,000,000 excluding any amounts received in connection with the conversion of the Notes and any other amounts invested by current stockholders of the Company in such equity financing, and with the principal purpose of raising capital (a “Qualified Equity Financing”), then the Outstanding Balance shall automatically convert into such number of Qualified Financing Shares equal to five (5) times the Outstanding Balance (the “5X Outstanding Balance”) divided by the price per share paid by investors in the Qualified Equity Financing, and on the same terms as the other investors that purchase the Qualified Financing Shares in the Qualified Equity Financing.
(b)    Voluntary Conversion if a Non-Qualified Financing Occurs. In the event the Company consummates, prior to the Maturity Date and prior to a Change in Control Transaction (as defined below), an equity financing pursuant to which it sells shares of capital stock that does not constitute a Qualified Equity Financing (a “Non-Qualified Financing”), then the Outstanding Balance shall be convertible at the option of the Requisite Majority into such number of shares of the Company’s stock issued in the Non-Qualified Financing (the “Non-Qualified Financing Shares”) equal to the 5X Outstanding Balance divided by the price per share paid by investors in the Non-Qualified Financing, and on the same terms as the other investors that purchase the Non-Qualified Financing Shares in the Non-Qualified Financing.
(c)    Automatic Conversion upon a Change in Control Transaction. In the event that the Notes have not been repaid or converted in full prior to the closing of a Change in Control Transaction:
(x) if the Change in Control Transaction is structured as a stock-for-stock merger, then the Notes shall at the option of the Investor, either:

(i)
immediately prior to, and conditioned upon, the closing of such merger, convert into that number of shares of the Company’s common stock that will entitle the Investor to receive pursuant to such stock-for-stock merger a number of shares of the acquiring company equal to: (A) three (3) times the Outstanding Balance (the “3X Outstanding Balance”), divided by the average closing price of the common stock of the acquiring company for the 10 trading days ending 5 trading days prior to signing the merger agreement relating to the Change in Control Transaction (the “10-Day Trailing Average”) or (B) if the common stock of the acquiring company is not publicly traded, the 3X Outstanding Balance divided a price per share as determined in good faith by the Board of Directors; or

(ii)
concurrently with the closing of such merger, convert into that number of shares of the acquiring company equal to (A) the 3X Outstanding Balance divided by 10-Day Trailing Average or (B) if the common stock of the acquiring company is not publicly traded, the 3X Outstanding Balance divided a price per share as determined in good faith by the Board of Directors;

(y) if the Change in Control Transaction is structured as a cash-for-stock merger or sale of all or substantially all of the assets of the Company, an amount of cash equal to the 3X Outstanding Balance.
(d)    Conversion Procedure. Upon such conversion of this Note, the Investor hereby agrees to execute and deliver to the Company all transaction documents related to the Qualified Equity Financing, Non-Qualified Financing or Change in Control Transaction, as applicable, including a purchase agreement or merger agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions

(including a lock-up agreement in connection with a public offering), and having the same terms as those agreements entered into by the other purchasers of the Qualified Financing Shares, Non-Qualified Financing Shares or participants in the Change in Control Transaction. The Investor also agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) at the closing of the Qualified Equity Financing, Non-Qualified Financing or Change in Control Transaction, as applicable, for cancellation; provided, however, that upon satisfaction of the conditions set forth in Section 6(a), Section 6(b), or Section 6(c), as applicable, this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence.
(e)    Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Investor upon the conversion of this Note, the Company shall pay to Investor an amount equal to the product obtained by multiplying the conversion price by the fraction of a share not issued pursuant to the previous sentence. In addition, the Company shall pay to Investor any interest accrued on the amount to be paid to the Company pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 6(e), the Company shall be forever released from all its obligations and liabilities under this Note.
13.    Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 11 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
14.    Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Requisite Majority.
15.    Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.
16.    Subordination. As set forth in the Subordination Agreement dated as of January __, 2017, to which the Company and Investor are a party (the “Subordination Agreement”), this Note shall be subordinate to any notes issued under the Loan and Security Agreement, dated August 7, 2015, by and among Oxford Finance LLC, Silicon Valley Bank, the Lenders listed on Schedule 1.1 thereto and the Company.
17.    Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Requisite Majority.
18.    Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Note Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to Investor in writing. All such notices and communications will be deemed effective given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.
19.    Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.
20.    Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.
21.    Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.
[Signature Page Follows]

The Company has caused this Note to be issued as of the date first written above.

MIRAMAR LABS, INC.
a Delaware corporation

MIRAMAR LABS, INC.

By:
	Name:	R. Michael Kleine
	Title:	President & Chief Executive Officer

[___________]

By:
Name:
Title:

EXHIBIT B
Security Agreement

THIS SECURITY AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JANUARY [___], 2017 BY AND AMONG OXFORD FINANCE LLC, AS COLLATERAL AGENT, THE COMPANY AND THE SECURED PARTIES. THE SUBORDINATION AGREEMENT CONTAINS PROVISIONS RESTRICTING, AMONG OTHER THINGS, CERTAIN PAYMENTS AND THE EXERCISE OF CERTAIN RIGHTS AND REMEDIES BY THE PARTIES HERETO.
SECURITY AGREEMENT
This Security Agreement (as amended, modified or otherwise supplemented from time to time, this “Security Agreement”), dated as of January [___], 2017, is executed by Miramar Labs, Inc., a Delaware corporation (together with its successors and assigns, “Company”), in favor of and the parties listed on Attachment 1 attached hereto (each a “Secured Party” and collectively, the “Secured Parties”).
RECITALS
A.    Company and the Secured Parties have entered into a Note Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Company has issued convertible promissory notes (as amended, modified or otherwise supplemented from time to time, (the “Notes”).
B.    In order to induce the Secured Parties to extend the credit evidenced by the Notes, Company has agreed to enter into this Security Agreement and to grant to the Secured Parties the security interest in the Collateral described below.
AGREEMENT
NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company hereby agrees with the Secured Parties as follows:
22.    Definitions and Interpretation. When used in this Security Agreement, the following terms have the following respective meanings:
“Collateral” has the meaning given to that term in Section 2 hereof.
“Lenders” means Oxford Finance LLC, Silicon Valley Bank, and the other lenders listed from time to time as party to the Senior Loan Agreement.
“Obligations” means all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to the Secured Parties of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Notes and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.
“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s, landlord’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return of money bonds and other similar obligations, incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or consenual arrangements; (d) Liens in favor of the Secured Parties and Lenders; (e) Liens upon any equipment acquired or held by Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under the Notes; (g) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods, (h) Liens which constitute rights of setoff of a customary nature or banker’s liens, whether arising by law or by contract; (i) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; (j) leases or subleases and licenses or sublicenses granted in the ordinary course of Company’s business; (k) any notes or loans issued by the Company to the Lenders; and (l) “Permitted Liens” as defined in the Senior Loan Agreement.
“Senior Loan Agreement” means the Loan and Security Agreement, dated as of August 7, 2015, among Oxford Finance LLC, as collateral agent, Lenders, Silicon Valley Bank, Miramar Technologies, Inc. (f/k/a Miramar Labs, Inc.) and the Company, as amended, restated, modified or otherwise supplemented from time to time.
“Subordination Agreement” means that certain Subordination Agreement, dated as of the date hereof, by and among Secured Parties and Oxford Finance LLC, in its capacity as collateral agent for the Lenders.
“UCC” means the Uniform Commercial Code as in effect in the State of California from time to time.
All capitalized terms not otherwise defined herein shall have the respective meanings given in the Notes. Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.
23.    Grant of Security Interest. As security for the Obligations, Company hereby pledges to the Secured Parties and grants to the Secured Parties a security interest, subordinate to the security interest held by the Lenders in accordance with the terms of the Subordination Agreement, in all right, title and interests of Company in and to the property described in Attachment 2 hereto, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”).

Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term “Collateral” shall not include any equipment or other property financed by a third party, provided that such third party’s Liens are Liens of the type described in subsection (e) of the definition of Permitted Liens; and provided further that such equipment or other property shall be deemed “Collateral” hereunder if such third party’s Lien is released or otherwise terminated.
24.    General Representations and Warranties. Company represents and warrants to the Secured Parties that (a) Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) upon the filing of UCC-1 financing statements in the appropriate filing offices, the Secured Parties have (or in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, subject to Permitted Liens; (c) all Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance in all material respects with applicable laws, including the Fair Labor Standards Act; (d) all accounts receivable and payment intangibles are genuine and enforceable against the party obligated to pay the same; (e) the originals of all documents evidencing all accounts receivable and payment intangibles of Company and the only original books of account and records of Company relating thereto are, and will continue to be, kept at the following address of the Company: 2790 Walsh Ave., Santa Clara, CA 95051.
25.    Covenants Relating to Collateral. Company hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to the Secured Parties therein and the perfection and priority of such Lien, subject to Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation in any material respect of any policy of insurance covering the Collateral; (c) to pay promptly when due all material taxes and other governmental charges and all other material charges now or hereafter imposed upon or affecting any Collateral; and (d) without written notice to the Secured Parties, (i) without 30 days prior notice to the Secured Parties, not to change Company's name or place of business (or, if Company has more than one place of business, its chief executive office), or the office in which Company's records relating to accounts receivable and payment intangibles are kept, or (ii) without 30 days prior notice to the Secured Parties, not to change Company’s state of formation. Notwithstanding anything in this Agreement to the contrary, Company shall not be required to take any actions to perfect the Secured Parties’ security interest in the Collateral other than the filing of a financing statement under the Uniform Commercial Code.
26.    Authorized Action by Secured Party. Company hereby irrevocably appoints the Secured Parties as its attorney-in-fact (which appointment is coupled with an interest) and agrees that the Secured Parties may perform (but the Secured Parties shall not be obligated to and shall incur no liability to Company or any third party for failure so to do) any act which Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) insure, process and preserve the Collateral; (e) pay any indebtedness of Company relating to the Collateral; and (f) file UCC financing statements and execute other documents, instruments and agreements required hereunder; provided, however, that the Secured Parties shall not exercise any such powers granted pursuant to subsections (a) through (e) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Company agrees to reimburse the Secured Parties upon demand for any reasonable costs and expenses, including attorneys' fees, the Secured Parties may incur while acting as Company's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as the Secured Parties give to the safekeeping of their own property of like kind shall constitute reasonable care of the Collateral when in a Secured Party 's possession; provided, however, that a Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.
27.    Default and Remedies.
(a)    Default. Company shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Notes).
(b)    Remedies. Upon the occurrence and during the continuance of any such Event of Default, the Secured Parties shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to: (a) require Company to assemble the Collateral and make it available to the Secured Parties at a place to be designated by the Secured Parties; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Secured Parties deem appropriate. Company hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable. In furtherance of the Secured Parties’ rights hereunder, Company hereby grants (to the extent grantable by Company without causing a breach or violation of any agreement to which Company is a party) to Secured Party an irrevocable, non-exclusive license, exercisable without royalty or other payment by a Secured Party, and only in connection with the exercise of remedies hereunder, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Company now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.
(c)    Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by a Secured Party at the time of, or received by a Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:
(i)    First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by the Secured Parties;
(ii)    Second, to the payment to the Secured Parties of the amount then owing or unpaid to the Secured Parties (to be applied on a pro rata basis among the Secured Parties, first to accrued interest and second to outstanding principal);
(iii)    Third, to the payment of other amounts then payable to the Secured Parties under any of the Transaction Documents; and
(iv)    Fourth, to the payment of the surplus, if any, to Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

28.    Miscellaneous.
(a)    Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or the Secured Parties under this Security Agreement shall be in writing and faxed, mailed or delivered to each party to the facsimile number or its address set forth on Attachment 1 in the case of a Secured Party, or 2790 Walsh Ave., Santa Clara, CA 95051 in the case of the Company (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.
(b)    Termination of Security Interest. Upon the payment in full of all Obligations (other than inchoate indemnity obligations), the security interest granted herein shall terminate and all rights to the Collateral shall revert to Company. Upon such termination, the Secured Parties hereby authorize Company to file any UCC termination statements necessary to effect such termination and the Secured Parties will execute and deliver to Company any additional documents or instruments as Company shall reasonably request to evidence such termination.
(c)    Nonwaiver. No failure or delay on the Secured Parties’ part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.
(d)    Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and those Secured Parties holding more than 50% of the aggregate outstanding principal amount of the Notes, including the consent of each of Domain Partners VII, L.P., Morgenthaler Partners VIII, L.P. RMI Investments S.a.r.l. and Aisling Capital III, L.P. (provided in each case that such Secured Party has purchased a Note for its full Pro Rata Amount, as defined in the Purchase Agreement). Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. Notwithstanding the foregoing, this Security Agreement may be amended to add a party as a Secured Party hereunder in connection with any Additional Closings (as defined in the Purchase Agreement) without the consent of any other Secured Party, by delivery of a counterparty signature page to this Agreement, together with a supplement to Attachment I hereto. Such amendment shall take effect at the Additional Closing and such party shall thereafter be deemed a “Secured Party” for all purposes hereunder and Attachment I hereto shall be updated to reflect the addition of such Secured Party.
(e)    Assignments. This Security Agreement shall be binding upon and inure to the benefit of the Secured Parties and Company and their respective successors and assigns; provided, however, that (i) Company may not sell, assign or delegate rights and obligations hereunder without the prior written consent of all Secured Parties, and (ii) so long as no Event of Default exists, no Secured Party may sell, assign or delegate rights and obligations hereunder without the prior written consent of Company.
(f)    Cumulative Rights, etc. The rights, powers and remedies of the Secured Parties under this Security Agreement shall be in addition to all rights, powers and remedies given to the Secured Parties by virtue of any applicable law, rule or regulation of any governmental authority, any Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Parties’ rights hereunder. Company waives any right to require a

Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in the Secured Parties’ power.
(g)    Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.
(h)    Construction. Each of this Security Agreement and the other Transaction Documents is the result of negotiations among, and has been reviewed by, Company, Secured Parties and their respective counsel. Accordingly, this Security Agreement and the other Transaction Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Company or the Secured Parties.
(i)    Entire Agreement. This Security Agreement taken together with the other Transaction Documents constitute and contain the entire agreement of Company and the Secured Parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.
(j)    Other Interpretive Provisions. References in this Security Agreement and each of the other Transaction Documents to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement or any other Transaction Document refer to this Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Security Agreement or such other Transaction Document, as the case may be. The words "include" and "including" and words of similar import when used in this Security Agreement or any other Transaction Document shall not be construed to be limiting or exclusive.
(k)    Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent governed by the UCC).
(l)    Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. Receipt by telecopy or electronic mail of any executed signature page to this Security Agreement shall constitute effective deliver of such signature page.
[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

MIRAMAR LABS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

AISLING CAPITAL III, LP

By:
Name:
Title:

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

CROSS CREEK CAPITAL, L.P.

By:	Cross Creek Capital GP, L.P.
Its:	Sole General Partner

By:
Name:
Title:

CROSS CREEK CAPITAL EMPLOYEES’ FUND, L.P.

By:	Cross Creek Capital GP, L.P.
Its:	Sole General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

DOMAIN PARTNERS VII, L.P.

By:	One Palmer Square Associates VII, L.L.C.
Its:	General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

MORGENTHALER PARTNERS VIII, L.P.

By:	Morgenthaler Management Partners VIII, LLC
Its:	Managing Partner

By:
Name:
Title:

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

RMI INVESTMENTS S.A.R.L.

By:
Name:
Title:

ATTACHMENT 1
TO SECURITY AGREEMENT

Name and Address
DOMAIN PARTNERS VII, L.P. c/o Domain Associates, L.L.C. One Palmer Square Princeton, NJ 08542 Attn: Lisa Kraeutler Facsimile Number: (609) 683-9789
MORGENTHALER PARTNERS VIII, L.P. 2710 Sand Hill Road Menlo Park, CA 94025 Attn: Henry A. Plain, Jr. Facsimile Number: (650) 388-7619 E-Mail: hplain@morgenthaler.com
AISLING CAPITAL III, LP
888 Seventh Avenue, 30th Floor
New York, NY 10106
Fax: 212 651 6379

With a required copy to:
McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173-1922
Attn: Todd Finger
Fax: 212 547 5444

CROSS CREEK CAPITAL, L.P. Cross Creek Capital, L.P. 150 Social Hall Avenue, 4th Floor Salt Lake City, UT 84111 E-Mail: VentureOps@wasatchadvisors.com
CROSS CREEK CAPITAL EMPLOYEES’ FUND, L.P. Cross Creek Capital, L.P. 150 Social Hall Avenue, 4th Floor Salt Lake City, UT 84111 E-Mail: VentureOps@wasatchadvisors.com
RMI INVESTMENTS S.A.R.L 7 Rue Robert Stumper L-2557 Luxembourg Attn: Christophe Gaul

ATTACHMENT 2
TO SECURITY AGREEMENT
The Collateral consists of all of Company’s right, title and interest in and to the following personal property:
All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as noted below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and
All Company’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.
Notwithstanding the foregoing, the Collateral does not include any (i) Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property and provided further that if a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically include the Intellectual Property to the extent necessary to permit perfection of the Secured Parties’ security interest in such Accounts and such other property of Company that are proceeds of the Intellectual Property; (ii) more than 65% of the total combined voting power of all classes of stock entitled to vote the shares of capital stock (the “Shares”) of any Foreign Subsidiary, if Company demonstrates to the Secured Parties’ reasonable satisfaction that a pledge of more than sixty five percent (65%) of the Shares of such Subsidiary creates a present and existing adverse tax consequence to Company under the U.S. Internal Revenue Code; and (iii) any license or contract, in each case if the granting of a Lien in such license or contract is prohibited by or would constitute a default under the agreement governing such license or contract (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Division 9 of the Code); provided that upon the termination, lapsing or expiration of any such prohibition, such license or contract, as applicable, shall automatically be subject to the security interest granted in favor of the Secured Parties hereunder and become part of the “Collateral.”
All capitalized terms used in this Attachment 2 shall have the respective meanings given to such terms in the Senior Loan Agreement.

EXHIBIT C
Subordination Agreement

SUBORDINATION AGREEMENT
This Subordination Agreement (the “Agreement”) is made as of January [___], 2017, by and among each of the parties listed as a creditor on a signature page hereto (each, a “Creditor”), and OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314, in its capacity as Collateral Agent (as hereinafter defined) for the Lenders (as hereinafter defined).
Recitals
A.    Pursuant to a Loan and Security Agreement (such agreement as it may be amended from time to time, the “Loan Agreement”), among OXFORD FINANCE LLC (“Oxford” in its capacity as Collateral Agent for the Lenders, the “Collateral Agent”), the Lenders from time to time a party thereto, including, without limitation, Oxford Finance LLC (the “Lenders”) and MIRAMAR LABS, INC. (the “Borrower”), the Borrower has requested and/or obtained certain loans or other credit accommodations from the Lenders which are or may be from time to time secured by assets and property of Borrower.
B.    Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.
C.    In order to induce Lenders to extend credit to Borrower and, at any time or from time to time, at Lenders’ option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Lenders may deem advisable, Creditor is willing to subordinate: (i) all of Borrower’s indebtedness to Creditor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to the Collateral Agent and/or the Lenders; and (ii) all of Creditor’s security interests, if any, to all security interests in the Borrower’s property in favor of the Collateral Agent and/or the Lenders.
NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:
1.Creditor hereby subordinates to the Collateral Agent and the Lenders any security interest or lien that Creditor may have in any property of Borrower, including without limitation, the “Collateral” as defined in the Loan Agreement. Notwithstanding the respective dates of attachment or perfection of any security interest of Creditor and the security interest of the Collateral Agent and the Lenders, the lien and security interest of the Collateral Agent and the Lenders in any property of Borrower, whether now owned or hereafter acquired, including, without limitation, the Collateral, shall at all times be senior to the lien and security interest of Creditor.
2.    All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to the Collateral Agent and the Lenders now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).
3.    Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Subordinated Debt or any property of the Borrower, whether now owned or hereafter acquired, including, without limitation, the Collateral, nor will Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (i) the Senior Debt is indefeasibly paid in full in cash, and (ii) the Lenders have no commitment or obligation to lend any further funds to Borrower, and (iii) all financing agreements among the Collateral Agent and the Lenders and Borrower are terminated. Nothing herein shall prohibit Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower or from receiving cash payments, which shall not exceed an aggregate amount of Ten Thousand Dollars ($10,000), in lieu of the issuance of fractional shares in connection with such conversion (“Fractional Payments”), provided that if such securities have any call or put features that would obligate Borrower to pay any money other than Fractional Payments (including the payment of any cash dividends or other cash distributions for so long as the Senior Debt remains outstanding), Creditor hereby agrees that Borrower may not declare, pay or make such payment of money to Creditor, and Creditor shall not declare or accept any such dividends, distributions or other payments except as may be permitted in the Loan Agreement.
4.    Creditor shall hold in trust for the Collateral Agent and the Lenders and promptly deliver to the Collateral Agent in the form received (except for endorsement or assignment by Creditor where required by the Collateral Agent), for application to the Senior Debt, any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.
5.    In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and the Collateral Agent’s and the Lenders’ claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.
6.    Until the Senior Debt is indefeasibly paid in full in cash and Lenders’ arrangements to lend any funds to Borrower have been terminated, Creditor irrevocably appoints the Collateral Agent as Creditor’s attorney-in-fact, and grants to the Collateral Agent a power of attorney with full power of substitution, in the name of Creditor or in the name of the Collateral Agent and/or the Lenders, for the use and benefit of the Collateral Agent and the Lenders, without notice to Creditor, to perform at the Collateral Agent’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:
(i)    To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if the Collateral Agent elects, in its sole discretion, to file such claim or claims;
(ii)    To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor’s claims in respect of any Subordinated Debt in any manner that the Collateral Agent deems appropriate for the enforcement of its rights hereunder.
7.    Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement, in substantially the form attached hereto as Annex I. By the execution of this Agreement, Creditor hereby authorizes the Collateral Agent and the Lenders to amend any financing statements filed by Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Oxford Finance LLC, in its capacity as Collateral Agent, the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Oxford Finance LLC and the Lenders identified therein in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Oxford Finance LLC and the Lenders.”
8.    Neither the Borrower nor the Creditor may amend any material term of any Subordinated Debt without the prior written consent of the Collateral Agent and the Lenders. Without limiting the foregoing, no amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of any security interest or lien that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. The Collateral Agent and the Lenders shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of any of the property or assets of the Borrower, including, without limitation, the Collateral, except in accordance with the terms of the Senior Debt. Upon written notice from the Collateral Agent of the Collateral Agent’s and the Lenders’ agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by the Collateral Agent and the Lenders (or by Borrower with consent of the Collateral Agent and the Lenders), Creditor shall be deemed to have also, automatically and simultaneously, released any lien or security interest on such Collateral, and Creditor shall upon written request by the Collateral Agent, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release any lien or security interest as required hereunder, Creditor hereby appoints the Collateral Agent as attorney in fact for Creditor with full power of substitution to release Creditor’s liens and security interests as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.
9.    All necessary action on the part of the Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by Creditor will not (i) result in any material violation or default of any term of any of the Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation.
10.    If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by the Collateral Agent or the Lenders for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to the Collateral Agent all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, the Collateral Agent and the Lenders may take such actions with respect to the Senior Debt as the Collateral Agent and the Lenders, in their sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect the Collateral Agent’s and the Lenders’ rights hereunder.

11.    This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of the Collateral Agent and the Lenders. This Agreement shall remain effective until the earlier of: (i) termination in writing by the Collateral Agent or (ii) Collateral Agent and the Lenders receive evidence in form and substance reasonably satisfactory to Collateral Agent and the Lenders that the Subordinated Debt is cancelled by Creditors or converted into equity of the Borrower. This Agreement is solely for the benefit of Creditor and the Collateral Agent and the Lenders and not for the benefit of Borrower or any other party. Creditor further agree that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if the Collateral Agent and/or the Lenders makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.
12.    Creditor hereby agrees to execute such documents and/or take such further action as the Collateral Agent and the Lenders may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the Collateral Agent.
13.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
14.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles. Creditor and the Collateral Agent submit to the exclusive jurisdiction of the state and federal courts located in New York, New York in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITOR AND COLLATERAL AGENT WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.
15.    This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by the Collateral Agent, the Lenders or Borrower in entering into this Agreement and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and the Collateral Agent.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

OXFORD FINANCE LLC, as Collateral Agent

By:
Name:
Title:

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

DOMAIN PARTNERS VII, L.P.

By:	One Palmer Square Associates VII, L.L.C.
Its:	General Partner

By:
Name:
Title:

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

MORGENTHALER PARTNERS VIII, L.P.

By:	Morgenthaler Management Partners VIII, LLC
Its:	Managing Partner

By:
Name:
Title:

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

AISLING CAPITAL III, LP

By:
Name:
Title:

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

CROSS CREEK CAPITAL, L.P.

By:	Cross Creek Capital GP, L.P.
Its:	Sole General Partner

By:	Cross Creek Capital, LLC
Its:	Sole General Partner

By:
Name:
Title:

CREDITOR:

CROSS CREEK CAPITAL EMPLOYEES’ FUND, L.P.

By:	Cross Creek Capital GP, L.P.
Its:	Sole General Partner

By:	Cross Creek Capital, LLC
Its:	Sole General Partner

By:
Name:
Title:

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

RMI INVESTMENTS S.A.R.L.

By:
Name:
Title:

[Signature Page to Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

The undersigned approves of the terms of this Agreement

BORROWER:

MIRAMAR LABS, INC.

By:
Name:	R. Michael Kleine
Title:	President & CEO

[Signature Page to Subordination Agreement]

Annex I
Legend to be added to Subordinated Debt instruments

“THIS UNSECURED/SECURED CONVERTIBLE PROMISSORY NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) (THE “NOTE”) IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF JANUARY [___], 2017, BY AND AMONG THE CREDITOR (AS DEFINED HEREIN), THE COMPANY (AS DEFINED HEREIN) AND OXFORD FINANCE LLC (THE “SUBORDINATION AGREEMENT”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.”

[Signature Page to Subordination Agreement]

EXHIBIT D
Form of Unsubscribed Note

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
MIRAMAR LABS, INC.
SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE

$[___________]    January [__], 2017
Santa Clara, California
FOR VALUE RECEIVED, Miramar Labs, Inc., a Delaware corporation (the “Company”) promises to pay to [___________] (“Investor”), or its registered assigns, in lawful money of the United States of America the principal sum of [___________] ($[___________]), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Subordinated Secured Convertible Promissory Note (“Note”) on the unpaid principal balance (the “Principal Balance”), at a rate equal to 10.0% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. If not otherwise converted into shares of the Company’s capital stock pursuant to Section 6, all unpaid principal, together with any then unpaid and accrued interest (the “Outstanding Balance”) and other amounts payable hereunder, shall be due and payable on the earlier of: (i) January [__], 2018 (the “Maturity Date”), (ii) upon a Liquidation Event (as defined below), other than as contemplated in Section 6 below with respect to a Change in Control Event (as defined below) or (iii) when, upon or after the occurrence of an Event of Default (as defined below) pursuant to Section 4 below and with the consent of the Requisite Majority pursuant to Section 5 below. This Note is issued pursuant to the Note Purchase Agreement, dated as of January [__], 2017 (the “Note Purchase Agreement”) among the Company and the Investors (as defined in the Note Purchase Agreement). Capitalized terms not defined herein shall have the meaning contained in the Note Purchase Agreement.
THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE “SECURITY AGREEMENT”) DATED AS OF THE DATE HEREOF AND EXECUTED BY THE COMPANY FOR THE BENEFIT OF INVESTOR. ADDITIONAL RIGHTS OF INVESTOR ARE SET FORTH IN THE SECURITY AGREEMENT.
The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:
29.    Definitions. As used in this Note, the following capitalized terms have the following meanings:
(a)    “Change in Control Transaction” means either (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control Transaction hereunder), or (ii) a sale of all or substantially all of the assets of the Company.
(b)    “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.
(c)    “Event of Default” has the meaning given in Section 4 hereof.
(d)    “Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.
(e)    “Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.
(f)    “Liquidation Event” shall have the meaning contained in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time.
(g)    “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the Note Purchase Agreement, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding. Notwithstanding the foregoing, the term “Obligations” shall not include any obligations of the Company.
(h)    “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.
(i)    “Requisite Majority” shall mean Investors holding more than 50% of the aggregate outstanding principal amount of the Notes, and include the consent of each of Domain Partners VII, L.P., Morgenthaler Partners VIII, L.P., RMI Investments S.a.r.l. and Aisling Capital III, L.P. (provided in each case that such Investor has purchased a Note for its full Pro Rata Amount, as defined in the Purchase Agreement).
(j)     “Security Agreement” has the meaning given in the introductory paragraphs to this Note.
(k)    “Securities Act” shall mean the Securities Act of 1933, as amended.
(l)    “Transaction Documents” shall mean this Note, the Note Purchase Agreement, the Security Agreement and the Subordination Agreement.
30.    Interest. Accrued interest on this Note shall be payable at maturity.

31.    Prepayment. This Note may not be prepaid, without the prior written consent of the Requisite Majority. In the event the Requisite Majority consent to prepayment of this Note, such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.
32.    Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:
(a)    Failure to Pay or Convert. The Company shall fail to (i) pay when due any principal or interest payment on the due date hereunder, (ii) pay any other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five (5) days of the Company’s receipt of Investor’s written notice to the Company of such failure to pay, or (iii) issue any securities issuable upon conversion of this Note as and when required hereby; or
(b)    Default. The Company shall default under or fail to perform with respect to any agreements with third parties to the extent such defaults or failures to perform result in the right of such third party to accelerate the maturity of any indebtedness in an amount in excess of $250,000 in the aggregate; or
(c)    Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or
(d)    Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 150 days of commencement; or
(e)    SEC Filings. The Company has failed to comply with the reporting requirements of the Securities and Exchange Act of 1934 in a manner which causes a material adverse effect on the Company.
33.    Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default, Investor may, with the consent of the Requisite Majority, by written notice to the Company declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Investor may, with the consent of the Requisite Majority, exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

34.    Conversion.
(a)    Automatic Conversion in a Qualified Equity Financing. In the event the Company consummates, prior to the Maturity Date and prior to a Change in Control Transaction (as defined below), an equity financing pursuant to which it sells shares of capital stock (the “Qualified Financing Shares”) with an aggregate sales price of not less than $10,000,000 excluding any amounts received in connection with the conversion of the Notes and any other amounts invested by current stockholders of the Company in such equity financing, and with the principal purpose of raising capital (a “Qualified Equity Financing”), then the Outstanding Balance shall automatically convert into such number of Qualified Financing Shares equal to five (5) times the Outstanding Balance (the “5X Outstanding Balance”) divided by the price per share paid by investors in the Qualified Equity Financing, and on the same terms as the other investors that purchase the Qualified Financing Shares in the Qualified Equity Financing.
(b)    Voluntary Conversion if a Non-Qualified Financing Occurs. In the event the Company consummates, prior to the Maturity Date and prior to a Change in Control Transaction (as defined below), an equity financing pursuant to which it sells shares of capital stock that does not constitute a Qualified Equity Financing (a “Non-Qualified Financing”), then the Outstanding Balance shall be convertible at the option of the Requisite Majority into such number of shares of the Company’s stock issued in the Non-Qualified Financing (the “Non-Qualified Financing Shares”) equal to the 5X Outstanding Balance divided by the price per share paid by investors in the Non-Qualified Financing, and on the same terms as the other investors that purchase the Non-Qualified Financing Shares in the Non-Qualified Financing.
(c)    Automatic Conversion upon a Change in Control Transaction. In the event that the Notes have not been repaid or converted in full prior to the closing of a Change in Control Transaction:
(x) if the Change in Control Transaction is structured as a stock-for-stock merger, then the Notes shall at the option of the Investor, either:

(i)
immediately prior to, and conditioned upon, the closing of such merger, convert into that number of shares of the Company’s common stock that will entitle the Investor to receive pursuant to such stock-for-stock merger a number of shares of the acquiring company equal to: (A) four (4) times the Outstanding Balance (the “4X Outstanding Balance”), divided by the average closing price of the common stock of the acquiring company for the 10 trading days ending 5 trading days prior to signing the merger agreement relating to the Change in Control Transaction (the “10-Day Trailing Average”) or (B) if the common stock of the acquiring company is not publicly traded, the 4X Outstanding Balance divided a price per share as determined in good faith by the Board of Directors; or

(ii)
concurrently with the closing of such merger, convert into that number of shares of the acquiring company equal to (A) the 4X Outstanding Balance divided by 10-Day Trailing Average or (B) if the common stock of the acquiring company is not publicly traded, the 4X Outstanding Balance divided a price per share as determined in good faith by the Board of Directors;

(y) if the Change in Control Transaction is structured as a cash-for-stock merger or sale of all or substantially all of the assets of the Company, an amount of cash equal to the 4X Outstanding Balance.

(d)    Conversion Procedure. Upon such conversion of this Note, the Investor hereby agrees to execute and deliver to the Company all transaction documents related to the Qualified Equity Financing, Non-Qualified Financing or Change in Control Transaction, as applicable, including a purchase agreement or merger agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions (including a lock-up agreement in connection with a public offering), and having the same terms as those agreements entered into by the other purchasers of the Qualified Financing Shares, Non-Qualified Financing Shares or participants in the Change in Control Transaction. The Investor also agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) at the closing of the Qualified Equity Financing, Non-Qualified Financing or Change in Control Transaction, as applicable, for cancellation; provided, however, that upon satisfaction of the conditions set forth in Section 6(a), Section 6(b), or Section 6(c), as applicable, this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence.
(e)    Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Investor upon the conversion of this Note, the Company shall pay to Investor an amount equal to the product obtained by multiplying the conversion price by the fraction of a share not issued pursuant to the previous sentence. In addition, the Company shall pay to Investor any interest accrued on the amount to be paid to the Company pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 6(e), the Company shall be forever released from all its obligations and liabilities under this Note.
35.    Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 11 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
36.    Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Requisite Majority.
37.    Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.
38.    Subordination. As set forth in the Subordination Agreement dated as of January __, 2017, to which the Company and Investor are a party (the “Subordination Agreement”), this Note shall be subordinate to any notes issued under the Loan and Security Agreement, dated August 7, 2015, by and among Oxford Finance LLC, Silicon Valley Bank, the Lenders listed on Schedule 1.1 thereto and the Company.
39.    Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Requisite Majority.
40.    Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Note Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to Investor in writing. All such notices and communications will be deemed effective given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.
41.    Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.
42.    Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.
43.    Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.
[Signature Page Follows]

The Company has caused this Note to be issued as of the date first written above.

MIRAMAR LABS, INC.
a Delaware corporation

MIRAMAR LABS, INC.

By:
	Name:	R. Michael Kleine
	Title:	President & Chief Executive Officer

[___________]

By:
Name:
Title:

EXHIBIT E
Disclosure Schedule
(None)